REVISED AS OF APRIL 12, 1996 1.00 PM



                                LEHMAN BROTHERS
                              DERIVED INFORMATION
                     REVISED AS OF APRIL 12, 1996 1.00 PM

                          $279,336,000 (Approximate)
                     Lehman FHA Title I Loan Trust 1996-2
                      Lehman ABS Corporation (Depositor)
                 The First National Bank Of Keystone (Seller)
                      Norwest Bank N.A. (Master Servicer)




- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       1



                                          REVISED AS OF APRIL 12, 1996 1.00 PM

                   ASSET BACKED SECURITIES MARKETING SUMMARY
                        $279,336,000 (Approximate)                AS OF 4/12/96
                     Lehman FHA Title I Loan Trust 1996-2
                      Lehman ABS Corporation (Depositor)
                 The First National Bank Of Keystone (Seller)
                      Norwest Bank N.A. (Master Servicer)
                              Securities Offered:

                                                                   Wtd. Avg.      Principal
                         Initial                                 Life/Modified     Payment        Expected
                          Size            Loan         Credit     Duration(1)      Window          Ratings
             Class       ($MM)           Group        Priority    @ 14% CPR        (1)(3)       (Moody's/S&P)
          To Maturity
              A-1       $47.196         Group I       Senior       0.52/0.50        1-12            Aaa/AAA
              A-2       $97.036         Group I       Senior       2.44/2.16       12-48            Aaa/AAA
              A-3       $43.333         Group I       Senior       4.99/4.05       48-72            Aaa/AAA
              A-4       $32.907         Group I       Senior       6.99/5.22       72-96            Aaa/AAA
              A-5       $51.036         Group I       Senior      10.44/6.84       96-163           Aaa/AAA
              A-6        $7.828         Group II      Senior       2.94/2.45        1-84            Aaa/AAA

          To Call
              A-5       $51.036         Group I       Senior      10.11/6.71       96-136           Aaa/AAA
              A-6        $7.828         Group II      Senior       2.94/2.45        1-84            Aaa/AAA

          Notes
          (1) The Weighted Average life, Modified Duration and Principal Payment Window shown in the table above assume settlement on April 18, 1996.
          (2) Modified duration was based on an example yield and corresponding expected coupons.
          (3) The Principal Payment Window is expressed as the number of payment periods from April 18, 1996.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      2


                                          REVISED AS OF APRIL 12, 1996 1.00 PM

Transaction Specifics:
     Delay Days:                    24 day delay on bonds

     Interest Accrual Period:       Calendar Month Preceding month of Distribution - 30/360 day basis

     Managers:                      Lehman Brothers (Lead Manager)

     Collateral:                    The collateral consists of 18,991 loans amounting to $287,733,632.  The loans are categorized as Group I and Group II Loans.

                                    The Group I Loans are secured by real estate and amount to $279,905,900.  The Group I
                                    Loan pool consists of 92.96% FHA Title I Home Improvement Loans, 1.18% FHA Title I
                                    Manufactured Housing Loans and 5.86% "A" Quality Loans.

                                    The Group II Loans are unsecured and amount to $7,827,731 and are all FHA Title I Home
                                    Improvement loans.

     Legal Final:                   Class A-1(Group I Certificates):   April 25, 2002

                                    Class A-2 (Group I Certificates):  March 25, 2008

                                    Class A-3 (Group I Certificates):  October 25, 2009

                                    Class A-4 (Group I Certificates):  November 25, 2010

                                    Class A-5: (Group I Certificates): April 25, 2013

                                    Class A-6: (Group II Certificates):May 25, 2004

     ERISA:                         The Group I Certificates are expected to be ERISA eligible.

                                    The Group II Certificates are NOT expected to be ERISA eligible.

     SMMEA:                         The Certificates are NOT SMMEA qualifying.

     Distribution Date:             The 25th of each month, beginning May 25, 1996.

     Expected Pricing:              April 12, 1996

     Dated Date:                    April 1, 1996

     Settlement                     April 18, 1996, with accrued interest from April 1, 1996

     Trustee:                       First Bank, N.A.

     Optional Redemption:           Cleanup call when the aggregate Pool Balance of both Group I and Group II Loans as a percentage of the initial aggregate Pool Balance is less than 10%.


     Tax Status:                    An election will be made to treat Group I Loans as a REMIC.  The Group I Certificates will constitute "regular interest".  Group II Certificates will be considered a beneficial interest in a grantor trust.

Pre-Funding Account:                Unlike previous transactions, no prefunding account will be established.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      3


                                          REVISED AS OF APRIL 12, 1996 1.00 PM

Credit Enhancement:
                                    Group I Certificates

                                    (i) Monthly Subordination of Excess Spread;

                                    (ii) FHA Title I Insurance on the pool (which covers approximately 90% of the defaulted principal balance of the loans and certain of the accrued interest) up to
                                    9.58% of the initial pool of FHA Title I loans;

                                    (iii) overcollateralization - initially in the amount of 3.00% of the Group I Loan balance ($8,397,900);

                                    (iv) a 100% Surety Bond from Capital Markets Assurance Corporation (CapMAC) which covers timely interest and ultimate principal.


                                    Group II Certificates

                                    (i) Monthly subordination of Excess Spread;

                                    ((ii) FHA Title I Insurance on the pool (which covers approximately 90% of the defaulted principal balance of the loans and certain of the accrued interest) up to
                                    9.58% of the initial pool of FHA Title I loans;

                                    (iii) a 100% Surety Bond from Capital Markets Assurance Corporation (CapMAC) which covers timely interest and ultimate principal.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      4


                                          REVISED AS OF APRIL 12, 1996 1.00 PM

Prepayment Sensitivity Information

                                             Projected Performance Under Varying CPR Assumptions (1)
Prepayments Speeds (CPR)                  0%            4%             8%           12%            14%           16%          18%
To Maturity
Class A-1
Avg. Life/Duration (years) (2) (3)    3.17/2.69      1.32/1.21     0.81/0.76     0.59/0.56      0.52/0.50     0.47/0.45    0.42/0.41

Payment Window (month) (2) (4)          1-72          1-33           1-20          1-14          1-12          1-11         1-10

Class A-2
Avg. Life/Duration (years) (2) (3)   9.36/6.64      5.84/4.59     3.86/3.25     2.80/2.44      2.44/2.16     2.16/1.93    1.93/1.75

Payment Window (month) (2) (4)         72-143        33-106         20-75         14-55          12-48         11-43        10-38

Class A-3
Avg. Life/Duration (years) (2) (3)    12.77/8.06    10.12/6.93     7.51/5.60     5.66/4.49      4.99/4.05     4.44/3.67    3.98/3.35

Payment Window (month) (2) (4)         143-162        106-136        75-106        55-81          48-72         43-64        38-58

Class A-4
Avg. Life/Duration (years) (2) (3)    14.08/8.32    12.26/7.68     9.93/6.71     7.84/5.69      6.99/5.22     6.26/4.80    5.65/4.43

Payment Window (month) (2) (4)          162-175        136-158       106-133        81-107         72-96         64-87        58-79

Class A-5
Avg. Life/Duration (years) (2) (3)    15.28/8.58    14.43/8.33     13.06/7.86    11.32/7.20    10.44/6.84     9.59/6.46    8.81/6.09

Payment Window (month) (2) (4)          175-191        158-188       133-182       107-171        96-163        87-155       79-145

Class A-6
Avg. Life/Duration (years) (2) (3)    4.14/3.34      3.75/3.05     3.40/2.79     3.09/2.56      2.94/2.45     2.80/2.34    2.67/2.24

Payment Window (month) (2) (4)           1-84          1-84           1-84          1-84          1-84          1-84         1-84

To Call
Class A-5
Avg. Life/Duration (years) (2) (3)    15.24/8.57    14.32/8.29     12.86/7.80   11.01/7.10    10.11/6.71     9.24/6.32    8.45/5.94

Payment Window (month) (2) (4)         175-187        158-179       133-166       107-146        96-136        87-125       79-115

Class A-6
Avg. Life/Duration (years) (2) (3)   4.14/3.34      3.75/3.05     3.40/2.79     3.09/2.56      2.94/2.45     2.80/2.34    2.67/2.24

Payment Window (month) (2) (4)          1-84          1-84           1-84          1-84          1-84          1-84         1-84


         (1)   These assumptions may change and are subject to pricing.
         (2)   The Weighted Average life, Modified Duration and Principal Payment Window shown in the table above assume settlement on April 18, 1996.
         (3)   Modified duration was based on an example yield and corresponding expected coupons.
         (4)   The Principal Payment Window is expressed as the number of payment periods from April 18, 1996.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      5


                                          REVISED AS OF APRIL 12, 1996 1.00 PM

Summary Description of the Receivables Pool:

As of the Cut-Off Date (3/31/96) the collateral pool had the following characteristics:

     o   fully amortizing

     o   fixed contractual rate of interest

     o   level payments over the term of each loan

     o   interest computed using the actuarial method.



As of the March 31, 1996 cut-off date the initial pool had the following characteristics:

                                                                 Group I Loans       Group II Loans
       Total Outstanding Mortgage Loan Balance:                  $279,905,900          $7,827,731
       Total Number of Loans:                                       17,251                1,740

       Average Original Loan Principal Balance:                     $16,503              $4,774
              Range:                                            $950 - $60,000        $995 - $7,500

       Weighted Average Loan Rate:                                  13.689%              14.457%
              Range:                                            8.50% - 18.00%        10% - 18.00%

       Weighted Average Maturity:                                 194 months            84 months
              Range:                                            3 mos - 240 mos      8 mos - 240 mos

        Loan Purpose:
        Title I Home Improvement                                 $260,201,848           $7,827,731
        Title I Manufactured Housing                               $3,308,996              none
        Non-FHA Loans or "A" Quality Loans                        $16,395,056              none

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      6


                                          REVISED AS OF APRIL 12, 1996 1.00 PM

                        Summary Collateral Statistics
                 Original Principal Balances of Group I Loans

Range of Principal Balance              Count             Balance            %
     0.01- 5,000.00                      1,246         4,429,289.16         1.58
 5,000.01-10,000.00                      3,711        28,159,649.04        10.06
10,000.01-15,000.00                      3,819        49,956,881.17        17.85
15,000.01-20,000.00                      2,056        36,651,646.98        13.09
20,000.01-25,000.00                      5,988       147,364,527.49        52.65
25,000.01-30,000.00                        335         9,262,036.42         3.31
30,000.01-35,000.00                         32         1,043,574.08         0.37
35,000.01-40,000.00                         21           764,588.40         0.27
40,000.01-45,000.00                          6           244,933.92         0.09
45,000.01-50,000.00                         14           672,324.19         0.24
50,000.01-55,000.00                          1            50,956.52         0.02
55,000.01-60,000.00                         22         1,305,492.73         0.47

Totals:                                 17,251       279,905,900.10       100.00

                    Original Principal Balances of Group II Loans

  Range of Principal Balance             Count           Balance             %
    0.01- 5,000.00                       1,081        3,757,900.48         48.01
5,000.01-10,000.00                         659        4,069,830.96         51.99

Totals:                                  1,740        7,827,731.44        100.00

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      7


                                          REVISED AS OF APRIL 12, 1996 1.00 PM

                        Summary Collateral Statistics
                Loan Rates as of Cut-Off Date of Group I Loans

    Coupon                               Count          Balance              %
 8.001- 8.500                              1              9,943.86          0.00
 9.501-10.000                             27            538,840.81          0.19
10.001-10.500                              6             82,655.44          0.03
10.501-11.000                            276          5,995,547.82          2.14
11.001-11.500                             55            720,817.44          0.26
11.501-12.000                          1,827         34,425,095.06         12.30
12.001-12.500                            312          4,407,717.79          1.57
12.501-13.000                          3,423         63,710,047.46         22.76
13.001-13.500                            570          7,469,145.64          2.67
13.501-14.000                          5,604         93,498,529.11         33.40
14.001-14.500                            704          7,899,248.28          2.82
14.501-15.000                          2,715         41,807,498.72         14.94
15.001-15.500                            413          4,124,366.83          1.47
15.501-16.000                          1,140         13,183,640.94          4.71
16.001-16.500                             42            538,211.44          0.19
16.501-17.000                             78          1,178,483.16          0.42
17.001-17.500                              2             19,134.96          0.01
17.501-18.000                             56            296,975.34          0.11

Totals:                               17,251        279,905,900.10        100.00

               Loan Rates as of Cut-Off Date of Group II Loans

   Coupon                               Count            Balance             %
 9.501-10.000                              1             4,656.61           0.06
11.001-11.500                              3            18,741.81           0.24
11.501-12.000                             65           332,313.07           4.25
12.001-12.500                             62           271,934.52           3.47
12.501-13.000                            104           507,774.57           6.49
13.001-13.500                             60           290,110.06           3.71
13.501-14.000                            442         1,952,243.54          24.94
14.001-14.500                            308         1,468,504.16          18.76
14.501-15.000                            319         1,362,765.95          17.41
15.001-15.500                            102           476,125.77           6.08
15.501-16.000                            198           870,251.97          11.12
16.001-16.500                              2            12,133.36           0.16
16.501-17.000                              8            35,598.64           0.45
17.001-17.500                              1             2,768.56           0.04
17.501-18.000                             65           221,808.85           2.83


Totals:                                1,740         7,827,731.44         100.00

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      8

                                          REVISED AS OF APRIL 12, 1996 1.00 PM

                        Summary Collateral Statistics
             Number of Months Since Origination of Group I Loans

Range of Months Since
    Origination                  Count           Balance             %
Less than or equal to 0        2,481         45,323,038.96         16.19
 1- 6                          9,110        167,084,798.69         59.69
 7-12                          1,685         21,003,142.27          7.50
13-18                          2,497         29,402,717.86         10.50
19-24                            676          7,592,817.04          2.71
25-30                            146          1,978,928.24          0.71
31-36                            319          3,081,884.88          1.10
37-42                             59            733,451.16          0.26
43-48                             81          1,043,594.52          0.37
49-54                             56            773,525.95          0.28
55-60                             37            523,014.56          0.19
61-66                             49            673,551.88          0.24
67-72                             41            523,218.28          0.19
73-78                              2             29,200.27          0.01
79-84                              4             50,976.53          0.02
85-90                              4             44,190.43          0.02
91-96                              3             32,092.71          0.01
97-102                             1             11,755.87          0.00

Totals:                       17,251        279,905,900.10        100.00

          Number of Months Since Origination of Group II Loans

Range of Months Since
   Origination                 Count            Balance              %
Less than or equal to 0          254         1,193,238.10          15.24
 1- 6                            839         3,811,740.58          48.70
 7-12                            613         2,700,298.04          34.50
13-18                              3            11,641.40           0.15
19-24                             10            33,769.84           0.43
31-36                              1             2,795.71           0.04
37-42                             20            74,247.77           0.95

Totals:                        1,740         7,827,731.44         100.00


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      9


                                          REVISED AS OF APRIL 12, 1996 1.00 PM


                        Summary Collateral Statistics
           Months Remaining To Scheduled Maturity of Group I Loans

Remaining Term                        Count              Balance             %
  1- 12                                   15             20,098.78          0.01
 13- 24                                   74            183,417.91          0.07
 25- 36                                  164            591,464.92          0.21
 37- 48                                  377          1,629,900.51          0.58
 49- 60                                  545          2,995,786.99          1.07
 61- 72                                  353          1,985,651.33          0.71
 73- 84                                  448          3,050,985.17          1.09
 85- 96                                  274          2,208,307.85          0.79
 97-108                                  854          7,339,419.65          2.62
109-120                                1,469         14,885,464.37          5.32
121-132                                  236          2,708,461.89          0.97
133-144                                  262          3,004,676.07          1.07
145-156                                  289          3,945,150.72          1.41
157-168                                1,481         20,678,077.55          7.39
169-180                                4,648         80,248,256.87         28.67
193-204                                    8            162,619.47          0.06
205-216                                   16            337,464.34          0.12
217-228                                  525         11,232,878.68          4.01
229-240                                5,213        122,697,817.03         43.84

Totals:                               17,251        279,905,900.10        100.00

           Months Remaining To Scheduled Maturity of Group II Loans

Remaining Term                         Count            Balance              %
 1- 12                                     5             9,156.02           0.12
13- 24                                    68           139,046.90           1.78
25- 36                                   151           451,981.84           5.77
37- 48                                   140           462,397.34           5.91
49- 60                                   449         1,822,711.30          23.29
61- 72                                    98           447,282.00           5.71
73- 84                                   268         1,287,614.53          16.45
85- 96                                    72           367,214.65           4.69
97-108                                    26           121,563.50           1.55
109-120                                  343         1,992,207.33          25.45
121-132                                    3            11,365.14           0.15
133-144                                   65           380,647.60           4.86
169-180                                   47           299,148.68           3.82
229-240                                    5            35,394.61           0.45


Totals:                                1,740         7,827,731.44         100.00

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      10


                                          REVISED AS OF APRIL 12, 1996 1.00 PM


                        Summary Collateral Statistics
  Mortgaged Property Geographical Distribution by State of Group I Loans (1)

States                               Count              Balance              %
AL                                       6              42,234.57           0.02
AR                                     757           6,640,438.54           2.37
AZ                                     450           8,505,728.10           3.04
CA                                   7,636         161,770,758.86          57.79
CO                                     642           8,611,149.61           3.08
CT                                       3              35,015.76           0.01
FL                                     376           5,307,529.54           1.90
GA                                     326           3,850,274.20           1.38
HI                                       5             103,734.09           0.04
IA                                      14             199,017.30           0.07
ID                                      33             562,893.87           0.20
IL                                     243           3,237,812.97           1.16
IN                                     104           1,197,869.10           0.43
KS                                      51             491,914.97           0.18
KY                                      49             608,441.13           0.22
LA                                     216           2,589,283.21           0.93
MA                                       6             114,270.45           0.04
MD                                       9             140,711.67           0.05
MI                                     116             724,237.81           0.26
MO                                     140           1,543,595.95           0.55
MS                                     339           3,714,591.46           1.33
NC                                     561           5,921,747.67           2.12
NE                                      22             219,700.65           0.08
NJ                                     169           2,208,998.58           0.79
NM                                      31             466,486.37           0.17
NV                                     281           5,579,818.71           1.99
NY                                     190           3,675,858.30           1.31
OH                                     267           2,832,136.04           1.01
OK                                     239           2,081,163.35           0.74
OR                                     261           4,263,444.67           1.52
PA                                     465           5,607,691.03           2.00
RI                                       4              56,907.95           0.02
SC                                     145           1,505,830.62           0.54
TN                                     209           2,215,178.54           0.79
TX                                   2,090          22,605,579.72           8.08
UT                                      63           1,151,564.49           0.41
VA                                      78             899,235.58           0.32
WA                                     605           8,100,609.62           2.89
WV                                      27             324,315.95           0.12
WY                                      23             198,129.10           0.07

Totals:                             17,251         279,905,900.10         100.00


(1) Determined by property address designated as such in the related Mortgaged Property.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      11



                                          REVISED AS OF APRIL 12, 1996 1.00 PM


                        Summary Collateral Statistics
 Mortgaged Property Geographical Distribution by State of Group II Loans (1)

States                               Count              Balance              %
AR                                     272          1,338,757.37           17.10
AZ                                       4             17,827.83            0.23
CA                                      26            113,046.33            1.44
CO                                      44            163,134.55            2.08
CT                                       1              7,442.79            0.10
FL                                      35            166,096.38            2.12
GA                                      48            240,615.68            3.07
HI                                       1              5,473.08            0.07
IA                                      25            122,862.53            1.57
ID                                       1              2,955.62            0.04
IL                                      13             48,129.90            0.61
IN                                      23             96,503.05            1.23
KS                                      10             56,001.60            0.72
KY                                      16             67,734.74            0.87
LA                                      42            185,593.44            2.37
MI                                     106            373,102.26            4.77
MO                                      22            122,481.65            1.56
MS                                      49            221,278.63            2.83
NC                                     139            667,022.50            8.52
NE                                       1              4,096.59            0.05
NJ                                       4             23,032.20            0.29
NM                                       1              2,959.29            0.04
NY                                       4             17,407.56            0.22
OH                                      40            167,274.83            2.14
OK                                     106            489,584.31            6.25
OR                                      25            120,093.54            1.53
PA                                      22            112,028.97            1.43
SC                                      37            156,689.15            2.00
TN                                      26            117,276.48            1.50
TX                                     488          2,148,156.05           27.44
VA                                      11             56,049.82            0.72
WA                                      94            377,727.75            4.83
WY                                       4             19,294.97            0.25

Totals:                              1,740          7,827,731.44          100.00

(1) Determined by property address designated as such in the related Mortgaged Property.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      12